SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, For Use of the Commission
                                                   Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                         GUARANTY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3) Filing Party:

--------------------------------------------------------------------------------
    (4) Date Filed:

--------------------------------------------------------------------------------

                         GUARANTY FINANCIAL CORPORATION




Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Guaranty Financial Corporation ("Guaranty"), which will be held on May 25, 2000, at 4:00 p.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia (the "Meeting"). At the Meeting, three directors will be elected for terms of three years each.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect.

         The Board of Directors and management of Guaranty appreciate your continued support and look forward to seeing you at the Meeting.

                                             Sincerely yours,

                                             /s/ Thomas P. Baker

                                             THOMAS P. BAKER
                                             President and
                                             Chief Executive Officer


Charlottesville, Virginia
May 1, 2000

                         GUARANTY FINANCIAL CORPORATION

                            1658 State Farm Boulevard
                         Charlottesville, Virginia 22911

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 25, 2000



         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of shares of Common Stock ("Common Stock") of Guaranty Financial Corporation ("Guaranty") will be held at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia on May 25, 2000, at 4:00 p.m., for the following purposes:

         1. To elect three directors for terms of three years each, or until their successors are elected and qualify; and

         2. To transact such other business as may properly come before the Meeting.

         Holders of shares of Common Stock of record at the close of business on April 21, 2000, will be entitled to vote at the Meeting.

         You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience.

         If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Esther S. Sheler

                                       Esther S. Sheler
                                       Secretary

Charlottesville, Virginia
May 1, 2000

________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                         GUARANTY FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 25, 2000

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, par value $1.25 per share ("Common Stock"), of Guaranty Financial Corporation ("Guaranty") in connection with the solicitation of proxies by the Board of Directors of Guaranty to be used at the Annual Meeting of Shareholders to be held on May 25, 2000, at 4:00 p.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia, and any adjournment thereof (the "Meeting"). At the Meeting, three directors will be elected for terms of three years each.

         The principal executive offices of Guaranty are located at 1658 State Farm Boulevard, Charlottesville, Virginia 22911. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to Guaranty's shareholders is May 1, 2000.

         The Board of Directors has fixed the close of business on April 21, 2000, as the record date (the "Record Date") for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 1,961,727 shares of Common Stock outstanding held by approximately 1,200 shareholders. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

         As of the Record Date, directors and executive officers of Guaranty and their affiliates, as a group, owned of record and beneficially a total of 475,617 shares of Common Stock, or approximately 23.43% of the shares of Common Stock outstanding on such date. Directors and executive officers of Guaranty have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Guaranty of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         Shareholders of Guaranty are requested to complete, date and sign the accompanying form of proxy and return it promptly to Guaranty in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by Guaranty will be voted for approval of the directors nominated for election.

         Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Guaranty, by executing and delivering a substitute proxy to Guaranty or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Esther S. Sheler, Secretary, Guaranty Financial Corporation, 1658 State Farm Boulevard, Charlottesville, Virginia 22911.

         The cost of soliciting proxies for the Meeting will be borne by Guaranty.


                              ELECTION OF DIRECTORS

         Three directors are to be elected to serve for terms of three years each. The Board of Directors acts as a Nominating Committee for selecting the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable.

         Under Guaranty's Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by Guaranty not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. Assuming a date of April 26, 2001 for the 2001 annual meeting of shareholders, Guaranty must receive any notice of nomination or other business no earlier than January 26, 2001 and no later than February 25, 2001.

         Guaranty's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of Guaranty that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). Guaranty's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of Guaranty's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of Guaranty.

         The following information sets forth the names, ages, principal occupations and business experience for all nominees and incumbent directors. The date shown for first election as a director in the information below represents the year in which the nominee or incumbent director was first elected to the Board of Directors of Guaranty or previously to the Board of Directors of Guaranty Bank. Unless otherwise indicated, the business experience and principal occupations shown for each nominee or incumbent director has extended five or more years.

                              Nominees for Election
                           for Terms Expiring in 2003

Douglas E. Caton, 57, has been a director since 1981 and has been Chairman of Guaranty's Board of Directors since 1989.
         Mr. Caton is a commercial real estate investor and developer. He owns and controls or manages over 3,500 apartment units throughout Virginia. Mr. Caton is also Chief Executive Officer of Management Services Corporation, a real estate management and development company that currently has over $35,000,000 in construction projects in progress or planned. His other business interests include cable television and farming. A combat veteran of the Vietnam War, Mr. Caton is a Major General, the highest rank attainable, in the United States Army Reserve with over 32 years of service. A lawyer by background, Mr. Caton is also an active member of the Virginia State Bar.

John R. Metz, 62, has been a director since 1980.
         Mr. Metz is a pharmacist at Martha Jefferson Hospital in Charlottesville, Virginia. He is a member of the Board of Directors of the Virginia Pharmaceutical Association Research and Education Foundation, the Virginia Society of Health-System Pharmacists, the Virginia Pharmacists Association, and the Northwestern Virginia Health Systems Agency. He is past President of Hospice of the Piedmont. Mr. Metz is retired from the Virginia Air National Guard and U.S. Air Force with the rank of Brigadier General.

James R. Sipe, Jr., 44, has been a director since 1996.
         Mr. Sipe is an associate broker with Prudential Funkhouser & Associates, a real estate sales company in Harrisonburg, Virginia. He is a graduate of Richmond College and the T.C. Williams School of Law at the University of Richmond. He is active in numerous civic organizations and currently serves as Chairman of the Board of Trustees of Hunter McGuire School.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                           Incumbent Directors Serving
                           for Terms Expiring in 2001

Henry J. Browne, 67, has been a director since 1976.
         Mr. Browne is an architect in private practice with studios in Keswick, Virginia, and Boca Grande, Florida. He was President of Browne,
         Eichmon, Dalgliesh, Gilpin & Paxton, an architecture firm in Charlottesville, Virginia, from March 1958 to April 1996. Mr. Browne is a past director of Farmington Country Club, past president of the Virginia Chapter of the American Institute of Architects, and past president of Downtown Charlottesville, Inc.

Robert P. Englander, 80, has been a director since 1976.
         Mr. Englander is President of the Englander Agency, a life insurance company in Charlottesville, Virginia. Mr. Englander has been an insurance agent since 1949.

Oscar W. Smith, Jr., 69, has been a director since 1976.
         Mr. Smith is President of K-B Management Co. in Charlottesville, Virginia. He was formerly Vice President and General Manager of a large petroleum distribution facility for many years. He has served as President of the Albemarle Rotary Club and the University of Virginia Touchdown Club and is a master mason.

                        Incumbent Directors Serving for
                             Terms Expiring in 2002

John B. Syer, 60, has been a director since 1998.
         Mr. Syer has been the Executive Director of the University of Virginia Alumni Association and UVA Fund since 1994. Mr. Syer was formerly the owner and Chief Executive Officer of S&N Transportation in Norfolk, Virginia, President and Chief Operating Officer of Essex Financial Group, Inc. and its affiliates in Norfolk, Virginia, and Managing Partner of Home Health of Tidewater.

Thomas P. Baker, 54, has been a director since 1990.
         Mr. Baker has served as the President and Chief Executive Officer of Guaranty Bank since January 1, 1990.

Harry N. Lewis, 72, has been a director and Vice Chairman of Guaranty's Board of
         Directors since 1976.
         Mr. Lewis has been President of Lewis Insurance Agency, Inc., an insurance sales company in Charlottesville, Virginia, since July 1952. Mr. Lewis is an alumnus of the University of Virginia and the Darden School of Business Administration. He holds the CPCU and the AIA insurance designations and has served as president of the Central Virginia Chapter of CPCU and the Charlottesville Albemarle Insurance Agent's Association. Mr. Lewis is currently President of the Charlottesville Albemarle SPCA and the Farmington Property Owners Association.

Jason I. Eckford, Jr., 70, has been a director since 1999.
         Mr. Eckford currently owns his own financial services business in Charlottesville, Virginia. He has over 30 years experience in the banking industry, having served as President at First Virginia Bank - Monticello National and Fidelity American Bank, as well as Vice President at Virginia National Bank and NationsBank - Trust Division. He is a graduate of the University of Virginia's School of Arts and Sciences, as well as its School of Bank Management and the Stonier Graduate School of Banking. He is a member of the Board of Directors of the Charlottesville Symphony Society and the Jefferson Area Board for the Aging. He is a past President of the Charlottesville - Albemarle Chamber of Commerce and has served on the Boards for the Virginia Student Aid Foundation, Farmington Country Club, Camp Holiday Trails, and Blue Ridge Home Builders, as well as numerous other organizations.

The Board of Directors and Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 16 meetings in the year ended December 31, 1999. For the year ended December 31, 1999, none of Guaranty's directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the respective director served.

         The Board of Directors has a Loan Committee, an Audit Committee, a Compensation Committee and a Building Committee.

         For fiscal year 1999, the Loan Committee consisted of Mr. Caton, as Chairman, and Messrs. Eckford, Lewis, Sipe and Smith. The duties of this committee are to review actions of the Management Loan Committee and the Asset Management Committee. It also acts on loans in amounts that exceed the Management Loan Committee's authority. The Loan Committee met 21 times during the year ended December 31, 1999.

         The Audit Committee consists of Mr. Metz, as Chairman, and Messrs. Caton, Englander and Syer. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of Guaranty's independent auditors and federal examiners. The Audit Committee met one time during the year ended December 31, 1999.

         The Compensation Committee, which reviews senior management's performance and compensation, and reviews and sets guidelines for compensation of all employees, consists of Mr. Englander, as Chairman, and Messrs. Browne, Lewis, Metz, Smith and Syer. The Compensation Committee did not meet during the year ended December 31, 1999.

         The Building Committee, formerly the Planning Committee, reviews proposed improvements to existing facilities and proposed new facilities and consists of Mr. Browne, as Chairman, and Messrs. Englander, Sipe and Smith. The Building Committee met one time in the year ended December 31, 1999.

Security Ownership of Management

         The following table sets forth information as of March 1, 2000, regarding the number of shares of Common Stock beneficially owned by each director, each executive officer named in the Summary Compensation Table below and all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                    Common Stock
Name                            Beneficially Owned (1)       Percentage of Class
----                            ----------------------       -------------------

Thomas P. Baker                        23,881                       1.21%
Henry J. Browne                        38,637                       1.97%
Douglas E. Caton                      305,900                      15.57%
Jason I. Eckford, Jr.                   1,500                         *
Robert P. Englander                    12,400                         *
Harry N. Lewis                          8,088                         *
John R. Metz                           16,355                         *
Donna W. Richards                      17,266                         *
James R. Sipe, Jr.                      4,100                         *
Oscar W. Smith, Jr.                    22,174                       1.13%
Rex L. Smith, III                      22,716                       1.15%
John B. Syer                            2,600                         *

All present executive
   officers and directors
   as a group (12 Persons)            475,617                      23.43%

___________________
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1) Includes beneficial ownership of shares issuable upon the exercise of stock options exercisable within 60 days of March 1, 2000.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as of March 1, 2000, regarding the number of shares of Common Stock beneficially owned by all persons who own five percent or more of the outstanding shares of Common Stock.

                                                 Common Stock
Name and Address                              Beneficially Owned           Percentage of Class
----------------                              ------------------           -------------------
Douglas E. Caton                                    305,900 (1)                   15.57%
4 Deer Park
Earlysville, Virginia

T. Rowe Price Associates, Inc. (2)                  100,000                        5.10%
T. Rowe Price Financial Services Fund, Inc.
100 East Pratt Street
Baltimore, Maryland

____________________
(1) Includes beneficial ownership of shares issuable upon the exercise of stock options exercisable within 60 days of March 1, 2000.
(2) In a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 4, 2000, T. Rowe Price Associates, Inc., an investment adviser, reported that it had the sole power to dispose of 100,000 shares of Common Stock and T. Rowe Price Financial Services Fund, Inc., an investment company, reported that it had the sole power to vote 100,000 shares of Common Stock.


Executive Officers Who Are Not Directors

         Donna W. Richards, 36, was appointed Senior Vice President of Real Estate Lending in April 1995. Ms. Richards has been employed by Guaranty since April 1993 and has served in the past as Manager of Loan Originations and a Loan Officer. From December 1991 to April 1993, she was a Senior Loan Processor for Virginia Federal.

         Rex L. Smith, III, 42, has been Senior Vice President - Retail / Commercial Services since February 1998 and was Senior Vice President - Commercial from September 1996 to February 1997. Between March 1997 and January 1998, Mr. Smith was a Vice President with Central Fidelity National Bank. From March 1993 until August 1996, he was Vice President/Senior Business Manager of Crestar Financial Corporation.

Executive Compensation

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 1999, 1998 and 1997, the cash compensation paid by Guaranty, as well as certain other compensation paid or accrued for those years, to the named Executive Officers in all capacities in which they served.

                          Summary Compensation Table

                                                Annual Compensation                   Long-Term Compensation
                                                -------------------                   ----------------------
                                                                                 Securities
       Name and                                                 Other Annual     Underlying         All Other
  Principal Position       Year      Salary ($)   Bonus ($)   Compensation ($)     Options     Compensation ($)(1)
  ------------------       ----      ----------   ---------   ----------------     -------     -------------------
Thomas P. Baker            1999        147,500       -               *             15,000            3,750
President and Chief        1998        122,600      3,000            *               -               2,930
  Executive Officer        1997        115,200      3,252            *             10,000            2,869

Rex L. Smith, III          1999        137,500       -               *             22,500            3,032
Senior Vice President      1998 (2)     96,250      3,000            *               -                 -
  Retail / Commercial      1997 (2)     12,800       -               *               -                 -

Donna W. Richards          1999        125,833     20,000 (3)        *             22,500            3,203
Senior Vice President      1998         87,500      3,000            *               -               2,297
  Real Estate Lending      1997         75,927       -               *               -               2,206

__________________
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) Amounts reflect Guaranty's matching contribution under its Section 401(k) retirement plan.
(2)  Between  March  1997 and  January  1998,  Mr.  Smith  was not  employed  by
     Guaranty.
(3) In February 1999, Ms. Richards was paid a one-time signing bonus in connection with her entering into an employment agreement with Guaranty.

Stock Option Grants

         The following table sets forth for the year ended December 31, 1999, the grants of stock options to the named Executive Officers:

                        Option Grants In Last Fiscal Year

                                 Number of           Percent of Total
                           Securities Underlying    Options Granted to
                                  Options          Employees in Fiscal      Exercise or Base
      Name                    Granted (#) (1)          Year (%) (2)        Price ($/Share) (3)     Expiration Date
      ----                    ---------------          ------------        -------------------     ---------------
Thomas P. Baker                    15,000                  16.3                  12.00            February 23, 2009

Rex L. Smith, III                  22,500                  24.5                  12.00            February 23, 2009

Donna W. Richards                  22,500                  24.5                  12.00            February 23, 2009

_________________
(1)  Each of these options relates to shares of Common Stock.
(2) Options to purchase 92,000 shares of Common Stock were granted to employees during the year ended December 31, 1999.
(3) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.

Option Exercises and Holdings

         In the year ended December 31, 1999, no stock options were exercised by any of the named Executive Officers. The following table sets forth the amount and value of stock options held by the named Executive Officers as of December 31, 1999.

                          Fiscal Year-End Option Values

                                          Number of
                                    Securities Underlying                        Value of Unexercised
                                    Unexercised Options at                       In-the-Money Options
                                   Fiscal Year End (#) (1)                    at Fiscal Year End ($) (2)
                                   -----------------------                    --------------------------

      Name                    Exercisable          Unexercisable          Exercisable           Unexercisable
      ----                    -----------          -------------          -----------           -------------
Thomas P. Baker                  16,666                8,334                   --                    --

Rex L. Smith, III                16,666                5,834                   --                    --

Donna W. Richards                16,666                5,834                   --                    --

______________
(1)  Each of these options relates to shares of Common Stock.
(2) No options disclosed in the table were in-the-money as of December 31, 1999.

Directors' Fees

         Directors, excluding directors who are officers of Guaranty, received fees of $550 for each meeting of the Board of Directors attended and $300 for each Loan, Audit, Compensation and Building Committee meeting attended during fiscal 1999. Mr. Caton, who is an ex officio member of all Committees and devotes additional time to Guaranty's affairs as Chairman of the Board of Directors, received a fee of $32,500 in the fiscal year ended December 31, 1999, in lieu of any fees for attending Board of Directors and Committee meetings.

         In 1998, each director of Guaranty was granted options to purchase 4,000 shares of Common Stock. Of this amount, options to purchase 800 shares of Common Stock vest each year and are exercisable for a period of three years. Such options were granted with an exercise price at or above the fair market value of the Common Stock.

Employment Agreements

         Guaranty and each of the named Executive Officers are parties to an employment agreement entered into in February 1999. Mr. Baker's employment agreement provides for him to serve as President and Chief Executive Officer of Guaranty and provides for a base salary of $150,000. Mr. Smith's employment agreement provides for him to serve in a senior management or executive capacity and provides for a base salary of $140,000. Ms. Richards' employment agreement provides for her to serve in a senior management or executive capacity and provides for a base salary of $130,000.

         The three employment agreements have the following terms and conditions. Each agreement is for a period ending February 26, 2004. If any of the named Executive Officers is terminated for reasons other than cause, the officer will be entitled to receive severance pay equal to the officer's annual base salary in effect at the time. If the officer's employment terminates for any reason within 120 days of a change in control, the officer will be entitled to severance payments approximately equal to 299% of the officer's average cash compensation for the five years that precede the change in control. If termination of employment due to a change in control had occurred in the year ended December 31, 1999, Mr. Baker, Mr. Smith and Ms. Richards would have been entitled to severance payments amounting to approximately $448,500, $418,600 and $388,700, respectively.

Transactions with Management

         Some of the directors and officers of Guaranty are at present, as in the past, customers of Guaranty, and Guaranty has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The largest aggregate outstanding balance of loans to directors, executive officers and their associates as a group in the fiscal year ended December 31, 1999, was approximately $1,288,035. Such balances totaled $1,138,899 at December 31, 1999, or 8.0% of Guaranty's equity capital at that date.

         There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to Guaranty.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Guaranty's directors and executive officers, and any persons who own more than 10% of Common Stock, to file with the SEC reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish Guaranty with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to Guaranty or written representation that no other reports were required, Guaranty believes that, during fiscal year 1999, all filing requirements applicable to its officers and directors were complied with.


                              INDEPENDENT AUDITORS

         BDO Seidman, LLP has been appointed to perform the audit of Guaranty's financial statements for the year ending December 31, 2000. BDO Seidman, LLP has acted as Guaranty's auditors for the past six years and has reported on financial statements during that period. A representative from BDO Seidman, LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of Guaranty's Annual Report to Shareholders for the year ended December 31, 1999, has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of Guaranty at the address indicated below. The Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, GUARANTY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ESTHER
S. SHELER, SECRETARY, GUARANTY FINANCIAL CORPORATION, 1658 STATE FARM BOULEVARD, CHARLOTTESVILLE, VIRGINIA 22911. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                        PROPOSALS FOR 2001 ANNUAL MEETING

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2001 annual meeting of shareholders must cause such proposal to be received, in proper form, at Guaranty's principal executive offices at 1658 State Farm Boulevard, Charlottesville, Virginia 22911, no later than January 1, 2001, in order for the proposal to be considered for inclusion in Guaranty's Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Guaranty's Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For more information on these procedures, see "Election of Directors."


                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                       By Order of The Board of Directors

                                       /s/ Esther S. Sheler

                                       Esther S. Sheler
                                       Secretary

May 1, 2000


      PLEASE MARK VOTES                                    REVOCABLE PROXY
|X|   AS IN THIS EXAMPLE                            GUARANTY FINANCIAL CORPORATION


Proxy Solicited on Behalf of The Board of Directors                                                              With-    For All
                                                                                                         For     hold      Except
   The  undersigned  hereby  appoints Thomas P. Baker and      1.  To elect as directors the three        _        _         _
Harry N. Lewis, jointly and severally, proxies, with full          persons listed as nominees below.     |_|      |_|       |_|
power to act alone,  and with full power of substitution,
to represent the  undersigned  and to vote, as designated          For Terms Expiring in 2003
below  and  upon  any and all  other  matters  which  may             Douglas E. Caton
properly be brought  before such  meeting,  all shares of             John R. Metz
Common Stock which the undersigned is entitled to vote at             James R. Sipe, Jr.
the Annual Meeting of Shareholders of Guaranty  Financial
Corporation,  a  Virginia  corporation, to be held at the      INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual
Glenmore Country Club, 1750 Piper Way, Keswick, Virginia,      nominee, mark "For All Except" and  write that nominee's  name in the
on  May  25,  2000, at  4:00  p.m.,  local  time,  or any      space provided below.
adjournments thereof, for the following purposes:
                                                               _____________________________________________________________________

                                                               2.  In their  discretion,  the proxies are  authorized to vote upon any other  business  that may properly come before the meeting, or any adjournment thereof.


                                                                   THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
                                                               DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
                                                               PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1.

                                                                   In signing as  Attorney,  Administrator,  Executor,  Guardian  or
                                                               Trustee, please add your title as such.
                                    -----------------------
  Please be sure to sign and date   | Date                |
    this Proxy in the box below     |                     |
 ----------------------------------------------------------
 |                                                        |
 |                                                        |
  --Shareholder sign above---Co-holder (if any) sign above--


  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         GUARANTY FINANCIAL CORPORATION

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